UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report  (Date of Earliest Event Reported) February 23, 2015

GREEN ENVIROTECH HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-54395 (Commission File number)	32-0218005 (IRS Employer Identification No.)

210 S Sierra Ave, Suite 210 Oakdale CA 95361
(Address of principal executive offices) (zip code)

 Registrant’s telephone number, including area code  (209) 863-9000

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Copies to:
Donald P. Hateley, Esq., CPA
Hateley & Hampton
201 Santa Monica Blvd., Suite 300
Santa Monica, CA 90401-2224
Phone: (310) 576-4758
Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant

(a)           Dismissal of Independent Certifying Accountant

Effective February 23, 2015, MaloneBailey LLP (“MaloneBailey”) was dismissed as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved the dismissal of Malone as the independent registered public accounting firm.

The reports of MaloneBailey regarding the Company’s financial statements for the fiscal year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of MaloneBailey on the Company’s financial statements for fiscal year ended December 31, 2013 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2013 and 2012 and during the period from December 31, February 23, 2015, the date of dismissal, (i) there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MaloneBailey with a copy of the foregoing disclosures and requested that MaloneBailey furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           Engagement of Independent Certifying Accountant

Effective January 27, 2015, the Board of Directors of the Company engaged Anton & Chia, LLP (“Anton”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2014.

During each of the Company’s most recent fiscal year and through the interim periods preceding the engagement of Anton, the Company (a) has not engaged Anton as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Anton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Anton concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Date: February 23, 2015

/s/   Gary DeLaurentiis
       Gary DeLaurentiis
       Chief Executive Officer

ITEM 9.01 EXHIBITS

16.1 Letter from MaloneBailey LLP to the Securities and Exchange Commission.